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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A
                             (Amendment No. 1)

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) March 22, 1999

                        MMCA Auto Owner Trust 1999-1
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables, Inc.
                (Originator of MMCA Auto Owner Trust 1999-1)
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


       333-66063                                      33-0570905
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 (Commission File Number)                          (I.R.S. Employer
                                                   Identification No.)

6363 Katella Avenue, Cypress, California               90630-5205
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(Address of Principal Executive Offices)               (Zip Code)

                               (714) 236-1592
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


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      The Current Report on Form 8-K dated April 6, 1999 and filed with the
Securities and Exchange Commission on such date is amended to amend and restate Item 5 in its entirety as follows:

Item 5. Other Events.

      On January 20, 1999, Mitsubishi Motors Credit of America, Inc. ("MMCA") transferred a pool of motor vehicle retail installment sale contracts and all the rights and obligations thereunder (collectively, the "Initial Receivables") and certain other property related thereto to MMCA Auto Receivables, Inc. ("MARI") pursuant to a Purchase Agreement, dated as of January 1, 1999 (the "Purchase Agreement"), between MMCA, as seller, and MARI, as purchaser, and a First-Tier Initial Assignment, dated as of January 1, 1999, by MMCA in favor of MARI. MARI transferred the Initial Receivables and such other property to MMCA Auto Owner Trust 1999-1 (the "Trust") pursuant to a Sale and Servicing Agreement, dated as of January 1, 1999 (the "Sale and Servicing Agreement"), by and among the Trust, MARI, as the seller, MMCA, as the servicer, simultaneously with the transfer of such property by MMCA to MARI.

      The Purchase Agreement provides for MMCA to transfer additional pools of motor vehicle retail installment contracts and all the rights and obligations thereunder (collectively, the "Subsequent Receivables" and, together with the Initial Receivables, the "Receivables") and certain other property related thereto to MARI from time to time during a period beginning on January 20, 1999 and ending not later than June 30, 1999 (the "Pre-Funding Period"). The Sale and Servicing Agreement provides for MARI to transfer the Subsequent Receivables and such other property to the Trust simultaneously with the transfer of such property by MMCA to MARI.

      On March 22, 1999, MMCA transferred a pool of Subsequent Receivables and certain other property related thereto to MARI pursuant to the Purchase Agreement and the First-Tier Subsequent Assignment, dated as of March 1, 1999, by MMCA in favor of MARI. MARI transferred the Subsequent Receivables and such other property to the Trust pursuant to the Sale and Servicing Agreement and a Second-Tier Subsequent Assignment, dated as of March 1, 1999, by MARI in favor of the Trust, simultaneously with the transfer of such property by MMCA to MARI.

      The weighted average remaining maturity of the Receivables as of March 1, 1999 (the "Subsequent Cutoff Date"), including the Subsequent Receivables, was 45.43 months.

      As of the Subsequent Cutoff Date, giving effect to the transfer of the Subsequent Receivables, the aggregate principal balance of the balloon payments as a percentage of aggregate principal balance of the Receivables, was 24.88%.

      The Pre-Funding Period ended on March 31, 1999. MMCA therefore will not transfer any additional motor vehicle retail installment sale contracts to MARI pursuant to the Purchase Agreement, and MARI will not transfer any additional motor vehicle retail installment sale contracts to the Trust. The following tables set forth the delinquency experience with respect to the level payments due each month on the Trust's motor vehicle retail installment sale contracts as of March 31, 1999 but do not include the delinquency experience with respect to balloon payments due at the end of the term of the motor vehicle retail installment sale contracts which provide for such payments. The period of delinquency is based on the number of days more than 10% of a level payment is contractually past due, and the delinquency rate as a percentage of the balance outstanding represents delinquent dollars as a percentage of dollars outstanding.


                                                 March 31, 1999
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                                                              Balances
                                         Contracts         of Receivables
                                      ---------------     ----------------
Delinquent Contracts:

      (i) 30-59 Days...............            489        $ 7,616,363.73
      (ii) 60-89 Days..............            105        $ 1,792,450.24
      (iii) 90 Days or More........             50        $   799,269.91


                                                 March 31, 1999
                                      -------------------------------------
                                      % of Contracts        % of Balance
                                        Outstanding          Outstanding
                                      ---------------     -----------------
Delinquency Rates:

      (i)   30-59 Days Delinquent....           2.00%                1.70%
      (ii)  60-89 Days Delinquent...            0.43%                0.40%
      (iii) 90 Days or More
              Delinquent............            0.20%                0.18%


      The following table sets forth the net loss experience with respect to the payments due each month on the Trust's motor vehicle retail installment sale contracts as of March 31, 1999, including motor vehicle retail installment sale contracts which provide for balloon payments at the end of the terms of such motor vehicle retail installment sale contracts.


                                               March 31, 1999
                                      ---------------------------------
                                         Contracts           Amount
                                      ---------------     -------------

Aggregate Net Losses...............         24            $ 153,488.22


Item 7. Financial Statements and Exhibits.

      (c) Exhibits.


Exhibit
  No.           Document Description
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 99.1        First-Tier Subsequent Assignment*

 99.2        Second-Tier Subsequent Assignment*

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*     Previously Filed



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MMCA Auto Receivables, Inc.,
                                        as originator of MMCA Auto
                                        Owner Trust 1999-1

Dated:   April 7, 1999                By: /s/ Hideyuki Kitamura
                                         ------------------------------
                                         Name:  Hideyuki Kitamura
                                         Title: Vice President,
                                                Secretary and Treasurer